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Agreement: See Schedule of Agreements
Dated: See Attached Schedule
ANNUAL STATEMENT AS TO COMPLIANCE
In accordance with the applicable section in each of the Pooling and Servicing Agreements specified:
i.
a review of the activities of the Servicer during the year ended December 31,
2007 and of performance under this Agreement has been made under such officers' supervision; and
ii.
to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations and no default has occurred under this Agreement throughout such year.
February 20, 2008
/s/ Timothy J. O'Brien
Timothy J. O'Brien
President
Select Portfolio Servicing, Inc.
3815 South West Temple / Salt Lake City, Utah 84115 / telephone (801) 293-1881 / web www.spservicing.com
Schedule of Agreements
Transfer And Servicing Agreement among Truman Capital Trust LT1, as Issuer, GMAC
Mortgage Corporation, as Master Servicer And Servicer, Select Portfolio Servicing, Inc.,
as Servicer, Truman Capital Securitization LT1, LLC, as Depositor, TCIF REO1, LLC, as
REO Property Owner, TCIF REO2, LLC, as REO Property Owner and U.S. Bank National
Association, As Indenture Trustee - Truman Capital Trust LT1 - Asset-Backed Notes, Series
2004-LT1
10/1/2004
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Select Portfolio Servicing, Inc., Washington Mutual Mortgage Securities
Corp, Servicers and U.S. Bank National Association, Trustee - Pooling And Servicing Agreement
- CSMC Trust 2006-CF1
1/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Select Portfolio Servicing, Inc., Washington Mutual Mortgage Securities
Corp, Servicers and U.S. Bank National Association, Trustee - Pooling And Servicing Agreement
- CSMC Trust 2006-CF2
6/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Select Portfolio Servicing, Inc., Servicer and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - CSMC Trust 2006-CF3
10/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Wells Fargo Bank, N.A,, Master Servicer, Servicer and Trust Administrator,
Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight
Agent, Washington Mutual Mortgage Securities Corp., Servicer, and U.S. Bank National
Association, Trustee - Series Supplement to Standard Teens of Pooling and Servicing Agreement
- Adjustable Rate Mortgage Trust 2007-1
2/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator,
Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight
Agent, and U.S. Bank National Association, Trustee - Series Supplement to Standard
Terms of Pooling and Servicing Agreement - Adjustable Rate Mortgage Trust 2007-2
5/1/2007
Credit Suisse First Boston Mortgage Securities Corp,, Depositor, DLJ Mortgage Capital,
Inc., Seller, Select Portfolio Servicing, Inc. Servicer and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - CSMC Trust 2007-CF1
6/1/2007

Schedule of Agreements
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator,
Universal Master Servicing, LLC,, Servicer, Select Portfolio Servicing, Inc., Servicer,
Special Servicer, and Modification Oversight Agent and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - Relating to CSMC Mortgage-Backed Pass-
Through Certificates, Series 2007-4
5/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Ocwen Loan Servicing, LLC, Servicer, Select Portfolio Servicing, Inc.,
Servicer and U.S. Bank, National Association, Trustee - Series Supplement and Standard
Terms of Pooling and Servicing Agreement - CSMC Asset-backed Trust 2007-NC 1 OSI
8/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital,
Inc., Seller, Wells Fargo Bank, NA,, Master Servicer, Servicer and Trust Administrator,
Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight
Agent, and U.S. Bank National Association, Trustee - Series Supplement to Standard
Terms of Pooling and Servicing Agreement - Adjustable Rate Mortgage Trust 2007-3
9/1/2007
Wilshire Credit Corporation, as Servicer, OCWEN Loan Servicing, LCC, as Servicer,
PNC Bank, N.A., as Servicer, Select Portfolio Servicing, Inc., as Servicer and as Special
Servicer, JPMorgan Chase Bank, N.A., as Master Servicer and Trust Administrator, Home
Equity Mortgage Trust 2005-HF1, as Issuer and U.S. Bank National Association, as
Indenture Trustee - Servicing Agreement
11/4/2005